Exhibit 99.1

Haber Inc. Adds to Management Team and Announces Notice of Funding Efforts

ARLINGTON, Mass.--(BUSINESS WIRE)--January 31, 2011--Haber, Inc. (“Haber” or the “Company”), (OTC: HABE), a Delaware corporation headquartered in Arlington, Mass., with proprietary technologies in the separations sciences and environmentally friendly processing of gold bearing ores, announces recent promotions and additions to its corporate team and disclosure of its funding efforts.

Daniel Dajie Appointed Executive Vice President, Chief Technology Officer

Haber announced today that Dan Dajie has assumed the position of Executive Vice President and Chief Technology Officer for the Company.

Over his 7 years with Haber, Mr. Dajie’s efforts have led to the development of the Aladdin process consisting of the novel sulfide-reduction process (representing a significant advance in the extraction of gold from refractory ores), as well as the development of innovative gold formulations which can process complex ores and proprietary processing equipment. Mr. Dajie is an accomplished executive, inventor and product development expert with an impressive track record in commercializing innovative technologies in order to achieve corporate growth.

Prior to joining Haber, Mr. Dajie spent 25 years at Polaroid Corporation in a variety of product development positions, including as Senior Development Engineer and, most recently, as Vice President of Product Development. The co-author of several patents, he was a co-founder of Polyfuel, Inc., where he helped to develop an innovative fuel cell technology for highly portable power applications. Mr. Dajie is a registered professional engineer and holds a Masters in Mechanical Engineering, as well as Bachelors in both Mechanical Engineering and Chemistry, all from the University of Durban-Westville in South Africa.

As Albert B. Conti, Haber CEO, explained, “We are delighted to recognize Dan’s significant accomplishments in developing the Aladdin suite of chemical formulations and continuing contributions to the Company and its portfolio of innovative and environmentally-friendly technologies.”

Chandi Jethu Appointed Executive Vice President, Strategic Development
Michael Cannon Appointed Executive Vice President, General Counsel
Florence Tambone, Director of Communications

Haber further announced that the following individuals have today assumed the following positions with the Company to advance its corporate objectives:

Chandi Jethu has assumed the position of Executive Vice President, Strategic Development. Mr. Jethu joined Haber in December 2010 to assist in deploying Haber’s proprietary HGP4 technologies worldwide, and has extensive experience in originating and successfully marketing capital market products (both asset and liability) to address a wide variety of financing needs. He has particular expertise in creating a broad range of solutions-driven, custom debt and hybrid products designed to meet a client’s particular financing needs. Previously, Mr. Jethu served as an Executive Director for UBS Investment Bank (London), and as Managing Director of Bear Stearns International (London). Mr. Jethu also served as Director for Greenwich-Natwest Capital Markets (London). Mr. Jethu holds a Bachelors in Business Economics and a Masters in Business Economics (Specializations in Finance, Investments, Banking and Monetary Policy) from Erasmus Universiteit Rotterdam, The Netherlands.

Michael Cannon has assumed the position of Executive Vice President, General Counsel. Mr. Cannon joined Haber in 2010 to assist in legal, business planning and fund-raising activities, and previously served as Corporate Counsel to BearingPoint, Inc., as Partner in Sonnenschein, Nath & Rosenthal (now SNR Denton), and Of Counsel to Mayer Brown. An experienced corporate, securities and venture capital lawyer, Mr. Cannon has structured and closed a wide variety of corporate finance transactions for public and private companies, and has experience serving as General Counsel to early-stage technology companies. Mr. Cannon received his Bachelors in Business Administration from the University of Michigan Ross School of Business, and his Juris Doctor from Harvard Law School.

Florence Tambone has assumed the position of Director of Communications. Ms. Tambone has joined Haber to handle media relations, and has over 40 years of national and international media placement experience, as well as marketing and promotional expertise. She has consulted for corporations, televisions networks, non-profit organizations, publishers and individuals all over the world. In addition, to her award winning campaigns she has been a speaker of note at many seminars across the country on the topic of Sales Promotion and Special Events and Media Placement. Awards include, the Publicity Club of Boston's highest honor, the Bell Ringer Award for her extensive and innovative work in publicity and promotion, and Connecticut’s Tourism Industry award for driving tourism to the state of Connecticut.

Mr. Conti stated, “We are pleased to appoint these talented individuals to our senior management team as we work toward building the company to capitalize on its technology advances.”

Company Commences Fund Raising Efforts

The Company also announced that it is aggressively seeking funding to support the numerous commercial opportunities that are being offered to it, as summarized in the Company’s Executive Summary filed today with the SEC.

In particular, recent commercial opportunities in South America, Asia and the United States have led the Company to seek up to $15,000,000 in project financing to provide working capital to plan, construct and commence operation of its first commercial-scale gold extraction/processing plant, which the Company expects will be located to serve a small-scale (artisanal) gold mining community in a developing country, as well as to bring current its SEC reporting.

The purpose of this first commercial plant is to demonstrate the profitability and overall safety of the Company’s HGP4/Aladdintm technologies operating on a commercial scale, and the potential of the Company’s technologies to meet the growing need of mining communities around the world for environmentally responsible gold mining technologies.

Haber is exploring opportunities to locate its first processing plant in South America, where legal and illegal mercury use is rampant in the small scale mining communities. To this end, over the last six months the Company has held detailed discussions with public and private parties in Suriname and French Guiana, including talks with representatives of the Surinamese Government as to how adoption of the Company’s STAMPtm mercury abatement program might provide a valuable tool to the Government in reforming the Suriname Gold Sector. The Company is also exploring opportunities in other countries in Asia and Africa where mercury use is prevalent in the local small-scale (artisanal) mining community.

The Company also continues to receive requests from various parties seeking to employ the HGP4/Aladdin technologies as an alternative to cyanide processes, including parties with mining operations in parts of North and South America and Europe where cyanide use is significantly restricted or discouraged (e.g., French Guiana, Montana, California, Hungary). As these opportunities continue to present themselves, the Company may ultimately decide to locate its first processing plant in North America or in Europe.

About Haber, Inc.

Haber, Inc. is a high technology process development company with proprietary technologies in extractive metallurgy and electrochemical separations. The Company’s Electromolecular Propulsion (EMP) technology is an electrochemical process that enables the electrically controlled movement or positioning of a variety of different molecules. It is distinguished from the techniques of electrophoresis and chromatography by its wide variety of potential applications and the greater speed and control of the results. In addition, the Company has developed the environmentally friendly HGP4/Aladdin technologies, including sulfide reduction processes, gold extraction and recovery processes, and the associated Aladdintm proprietary processing equipment. For more information, call Florence Tambone, 617-710-1598, or visit the Company’s website at http://www.habercorp.com.

Safe Harbor Statement

Any statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties. Forward-looking statements include statements concerning plans, opportunities, objectives, goals, strategies, future events or performance and underlying assumptions. These statements are subject to uncertainties and risks including, but not limited to, economic conditions, the impact of competition and pricing, government regulation, and other risks. All forward-looking statements made by or on behalf of Haber Inc. are qualified. Haber Inc. disclaims any obligations to update any forward-looking statements to reflect events or circumstances after the date hereof.

CONTACT:
Haber, Inc.
Florence Tambone, 617-710-1598